Subsequent Events	12 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 22 – SUBSEQUENT EVENTS

On July 5, 2018, the Company paid consideration of $0.6 million for the remaining 30% equity interest of CLPS Beijing, which was a liability at June 30, 2018.

On July 12, 2018, the Company granted an aggregate of 671,469 restricted share units (“RSUs”) to key employees and directors under the share incentive plans. No RSUs were granted to in fiscal 2018. RSUs granted to key employees and directors generally have a term of three years, but are subject to earlier termination in connection with termination of continuous service to the Company. RSUs are valid for a period of 10 years from July 12, 2018 to July 11, 2028. RSUs vest 33% per year over a three-year period, with the first 33% vesting on the grant date. As at the grant date of July 12, 2018, the weighted-average fair value per share was $12.22 and the estimated total fair value of the RSUs granted was $8.2 million.

On July 20, 2018, the Company decided to close down FDT-CL.

On August 15, 2018, the shareholders of CLPS SG and CLPS AU were changed to Qiner from CLPS Shanghai pursuant to the shares purchase agreements. Qiner purchased the 100% equity interest of CLPS SG and CLPS AU from CLPS Shanghai for consideration of $0.6 million (or approximately 850,000 Singapore dollars) and $0.1 million (or approximately 200,000 Australian dollars), respectively. These transactions did not change the holding company’s ownership of these entities.

On August 20, 2018, CLPS SG acquired an 80% interest in Infogain Solutions PTE. Ltd. (“Infogain”) located in Singapore from Sharma Devendra Prasad and Deepak Malhotra with the final purchase price of $420,000 (or approximately 576,000 Singapore dollars).